BIORIDGE
PHARMA
Specially Distributors of Biotech Products

July 29, 2015

Dr. William A. Carter Chairman and CEO
Hemispherx Biopharma, Inc. JFK Boulevard
Suite 500
Philadelphia, Pa 19103

Re: Agreement Between BioRidge Pharma and Hemispherx Biopharma, Inc.

Dear Dr. Carter,
BioRidge Pharma would like to request an extension to the above mentioned contracts, initially signed on August 15, 2011 and extended in 2012, 2013 and 2014 subject to the same terms and conditions currently in place.

Please sign this acceptance letter as acknowledgment of the extension through August 14,
2017 and return to my attention via fax or e-mail. I can be reached at 973-564-8004 if you have any questions or concerns.

Regards,

/S/: Robert Anderson
Robert Anderson, CFO
Bio Ridge Pharma, LLC Phone: 973-564-8004 Fax: 973-564-8010
                                                                                              /S/: William A. Carter    _______________                                                                                                                                                                                                                                                                                                                                                                                                                                                 (signature)

William A. Carter____________________
(print name)

CEO and Chairman___________________
(Title)

_7/31/15____________________________
(Date)